UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 610-2200

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On September 8, 2017, BGC Partners, Inc. (“BGC” or the “Company”) issued a press release announcing the matters described in Item 8.01. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01.	Other Events

Closing of Berkeley Point Acquisition and the Company Investment

On September 8, 2017, BGC closed the transactions contemplated by the previously announced Transaction Agreement, dated as of July 17, 2017 (the “Transaction Agreement”), by and among BGC and one of its operating partnerships, BGC Partners, L.P., and Cantor Fitzgerald, L.P. (“Cantor”) and several of Cantor’s affiliates, specifically Cantor Commercial Real Estate Company, L.P. (the “Partnership”), Cantor Sponsor, L.P., the general partner of the Partnership, CF Real Estate Finance Holdings, L.P. (the “Real Estate LP”), and CF Real Estate Finance Holdings GP, LLC, the general partner of the Real Estate LP (the “Real Estate LP General Partner”). Specifically, BGC completed (i) the acquisition of Berkeley Point Financial LLC, including its wholly owned subsidiary, Berkeley Point Capital LLC (together, “Berkeley Point” or “BPF”), from the Partnership (the “Berkeley Point Acquisition”); and (ii) an investment of $100 million in the Real Estate LP (the “Company Investment” and, together with the Berkeley Point Acquisition, the “Transactions”).

At the closing of the Berkeley Point Acquisition, BGC acquired all of the outstanding membership interests of Berkeley Point Financial LLC for an acquisition price equal to $875 million, subject to a post-closing upward or downward adjustment to the extent that the net assets of BPF as of the closing of the Berkeley Point Acquisition were greater than or less than $508.6 million. BGC paid a portion of the acquisition price for the Berkeley Point Acquisition in the form of 215,403 partnership units in BGC Holdings, L.P.

At the closing of the Company Investment, which occurred contemporaneously with the closing of the Berkeley Point Acquisition, BGC invested $100 million of cash in the Real Estate LP for approximately 27 percent of the capital of the Real Estate LP. Cantor also contributed approximately $267 million of cash for approximately 73 percent of the capital of the Real Estate LP. The Real Estate LP may conduct activities in any real estate-related business or asset-backed securities-related business or any extensions thereof and ancillary activities thereto. The Real Estate LP is operated and managed the Real Estate LP General Partner, which is controlled by Cantor.

At the closing of the Company Investment, BGC and Cantor entered into the Amended and Restated Agreement of Limited Partnership of the Real Estate LP (the “Real Estate LP Agreement”), the terms of which are described in BGC’s Current Report on Form 8-K filed with Securities and Exchange Commission (the “SEC”) on July 21, 2017, which description is incorporated herein by reference. The foregoing description of the Real Estate LP Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Real Estate LP Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Upon the closing of the Transactions, Berkeley Point and the Company Investment became part of Newmark, the Company’s Real Estate Services segment.

Credit Facilities and Borrowing

On September 8, 2017, the Company entered into two credit agreements by and among the Company, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (collectively, the “Credit Agreements”), pursuant to which it borrowed an aggregate of $975 million (the “Borrowing”). The first Credit Agreement provides for a $400 million two-year unsecured senior revolving credit facility (the “Revolving Credit Facility”). The second Credit Agreement provides for a $575 million unsecured senior term loan (the “Term Loan Facility”), maturing on the second anniversary of the closing date of the Term Loan Facility.

The Borrowing under the Revolving Credit Facility and the Term Loan Facility will bear interest at a per annum rate equal to, at the Company’s option, either (a) LIBOR for interest periods of one, two, three or six months, as selected by the Company, or upon the consent of all Lenders, such other period that is 12 months or less (in each case, subject to availability), as selected by the Company, plus an applicable margin, or (b) a base rate equal to the greatest of (i) the federal funds rate plus 0.5%, (ii) the prime rate as established by the Administrative Agent, and (iii) one-month LIBOR plus 1.0%, in each case plus an applicable margin. The applicable margin will initially be 2.25% with respect to LIBOR borrowings in (a) above and 1.25% with respect to base rate borrowings in (b) above. The applicable margin with respect to LIBOR borrowings in (a) above will range from 1.5% to 3.25% depending upon the Company’s credit rating, and with respect to base rate borrowings in (b) above will range from 0.5% to 2.25% depending upon the Company’s credit rating. In addition, (x) if there are any amounts outstanding under the Term Loan Facility as of December 31, 2017, the pricing shall increase by 0.50% until the Term Loan Facility is paid in full, and (y) if there are any amounts outstanding under the Term Loan Facility as of June 30, 2018, the pricing shall increase by an additional 0.75% (and 1.25% in the aggregate) until the Term Loan Facility is paid in full. From and after the repayment in full of the Term Loan Facility, the pricing shall return to the levels described above, as applicable. The Credit Agreements also provide for certain upfront and arrangement fees and for an unused facility fee with respect to the Revolving Credit Facility.

The Credit Agreements contain financial covenants with respect to minimum net worth, minimum net excess capital and minimum interest coverage, as well as a maximum leverage ratio. The Credit Agreements also contain certain other customary affirmative and negative covenants and events of default. The Term Loan Facility is also subject to mandatory prepayment from 100% of net cash proceeds of all material asset sales and debt and equity issuances (subject to certain customary exceptions, including sales under the Company’s CEO sales program).

On September 8, 2017, the Company drew $400 million from the Revolving Credit Facility and $575 million from the Term Loan Facility, both at an interest rate to be one-month LIBOR plus 2.25%, currently approximately 3.5% per annum, subject to adjustment.

The Company used these funds, together with cash on hand, to repay outstanding indebtedness of the Company (as described below), to finance the Transactions and to pay expenses related thereto and to the Credit Agreements. The Company expects to repay the Borrowing from future financing arrangements, existing financing sources, cash on hand and/or future equity issuances. Any amounts repaid under the Revolving Credit Facility may be reborrowed for general corporate purposes.

A portion of the Borrowing has been used to repay in full the outstanding balance of $150 million under the Company’s existing revolving credit agreement, dated as of February 25, 2016, by and among the Company, certain direct and indirect subsidiaries of the Company, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (the “Prior Credit Agreement”). The Prior Credit Agreement has been terminated in connection with the entry into the Credit Agreements. In addition, in connection with the Transactions and the Borrowing, an affiliate of Cantor repaid in full the $150 million of indebtedness owed to the Company pursuant to the revolving credit facility, dated as of April 21, 2017, between the Company and such affiliate of Cantor.

The foregoing descriptions of the Credit Agreements do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Credit Agreements, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Discussion of Forward-Looking Statements

Statements contained or incorporated by reference herein regarding BGC, Berkeley Point, the Real Estate LP, the Berkeley Point Acquisition, the Company Investment, the Credit Agreements or the Borrowing that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Factors that could cause actual results to differ from those contained in the forward-looking statements include, but are not limited to: the possibility that there may be an adverse effect or disruption from the Berkeley Point Acquisition, the Company Investment, the Credit Agreements or the Borrowing that negatively impacts BGC’s businesses; the possibility that the anticipated benefits of the

Transactions to BGC may not be realized as presently contemplated or at all; and the possibility that changes in interest rates, commercial real estate values, the regulatory environment, the effects of weather events or natural disasters, pricing or other competitive pressures, and other market conditions or factors could cause the results of BGC, Berkeley Point or the Real Estate LP to differ from the forward-looking statements contained or incorporated by reference herein. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s SEC filings, including, but not limited to, the risk factors set forth in the most recent Form 10-K and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K. Except as required by law, BGC undertakes no obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Berkeley Point Financial LLC’s unaudited consolidated financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016, and audited consolidated financial statements as of December 31, 2016 and 2015 (Successor) and for the years ended December 31, 2016 and 2015 (Successor) and for the periods April 10, 2014 through December 31, 2014 (Successor) and January 1, 2014 through April 9, 2014 (Predecessor), are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

BGC Partners, Inc.’s unaudited pro forma condensed consolidated and combined financial statements as of June 30, 2017, for the six months ended June 30, 2017 and for the years ended December 31, 2016, 2015 and 2014, giving effect to its acquisition of all of the outstanding membership interests of Berkeley Point, its acquisition of a 27% interest in the Real Estate LP, and the Borrowing, and Management’s Discussion and Analysis of Pro Forma Financial Condition and Pro Forma Results of Operations, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

10.1 Amended and Restated Agreement of Limited Partnership of CF Real Estate Finance Holdings, L.P., dated as of September 8, 2017

10.2 Revolving Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

10.3 Term Loan Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

23.1 Consent of KPMG LLP

99.1 Berkeley Point Financial LLC’s unaudited consolidated financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016, and audited consolidated financial statements as of December 31, 2016 and 2015 (Successor) and for the years ended December 31, 2016 and 2015 (Successor) and for the periods April 10, 2014 through December 31, 2014 (Successor) and January 1, 2014 through April 9, 2014 (Predecessor)

99.2 BGC Partners, Inc.’s unaudited pro forma condensed consolidated and combined financial statements as of June 30, 2017, for the six months ended June 30, 2017 and for the years ended December 31, 2016, 2015 and 2014, giving effect to its acquisition of all of the outstanding membership interests of Berkeley Point, its acquisition of a 27% interest in the Real Estate LP, and the Borrowing, and Management’s Discussion and Analysis of Pro Forma Financial Condition and Pro Forma Results of Operations

99.3 BGC Partners, Inc. Press Release, dated September 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2017	BGC PARTNERS, INC.

	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and Chief Executive Officer

Exhibit List

Exhibit No.	Description

10.1	Amended and Restated Agreement of Limited Partnership of CF Real Estate Finance Holdings, L.P., dated as of September 8, 2017

10.2	Revolving Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

10.3	Term Loan Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent

23.1	Consent of KPMG LLP

99.1	Berkeley Point Financial LLC’s unaudited consolidated financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016, and audited consolidated financial statements as of December 31, 2016 and 2015 (Successor) and for the years ended December 31, 2016 and 2015 (Successor) and for the periods April 10, 2014 through December 31, 2014 (Successor) and January 1, 2014 through April 9, 2014 (Predecessor)

99.2	BGC Partners, Inc.’s unaudited pro forma condensed consolidated and combined financial statements as of June 30, 2017, for the six months ended June 30, 2017 and for the years ended December 31, 2016, 2015 and 2014, giving effect to its acquisition of all of the outstanding membership interests of Berkeley Point, its acquisition of a 27% interest in the Real Estate LP, and the Borrowing, and Management’s Discussion and Analysis of Pro Forma Financial Condition and Pro Forma Results of Operations

99.3	BGC Partners, Inc. Press Release, dated September 8, 2017